UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2014

Eclipse Resources Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36511	46-4812998
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2121 Old Gatesburg Road, Suite 110 State College, Pennsylvania	16803
(Address of principal executive offices)	(Zip Code)

(814) 308-9754

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 26, 2014, Eclipse Resources Corporation, a Delaware corporation (the “Company”), entered into executive employment agreements (each, an “Employment Agreement” and collectively, the “Employment Agreements”) with each of the following executive officers (each, an “Executive Officer” and collectively, the “Executive Officers”): (i) Benjamin W. Hulburt, Chairman, President and Chief Executive Officer of the Company, (ii) Matthew R. DeNezza, Executive Vice President and Chief Financial Officer of the Company, (iii) Christopher K. Hulburt, Executive Vice President, Secretary and General Counsel of the Company, and (iv) Thomas S. Liberatore, Executive Vice President and Chief Operating Officer of the Company.

The Employment Agreements are for an initial term of three years, and automatically extend for an additional one-year renewal term for every year thereafter unless the Company or the Executive Officer gives written notice to the other party that the automatic extension will not occur at least 90 days prior to the end of the initial term, or, if applicable, the then-current renewal term, in each case, unless terminated earlier in accordance with the terms and conditions set forth therein. Pursuant to the terms of the Employment Agreements, Messrs. Benjamin W. Hulburt, Matthew R. DeNezza, Christopher K. Hulburt and Thomas S. Liberatore will (i) receive an annual base salary of $563,550, $317,050, $315,000 and $292,500, respectively, and (ii) be eligible to receive an annual performance-based bonus equal to 100%, 85%, 80% and 100%, respectively, of their base salaries. The base salaries and the annual performance-based bonus percentages may be increased by the Company’s Board of Directors or a designated committee thereof in its discretion but may not be decreased without the Executive Officer’s written consent.

The Employment Agreements also provide each Executive Officer with certain severance benefits upon termination. If the Executive Officer’s employment is terminated by the Company “without Cause” or by the Executive Officer for “Good Reason” (as such terms are defined in the Employment Agreements), then:

•	the Company will make a lump sum payment to the the Executive Officer equal to two times (three times in the case of Benjamin W. Hulburt) the sum of (i) the Executive Officer’s annual base salary as of the termination date, and (ii) the average annual bonus paid to the Executive Officer for the three immediately preceding completed calendar years (or if the Executive Officer has not been employed for three complete calendar years, then the average of the annual bonuses paid to the Executive Officer for the calendar years employed with the Company);

•	the Company will reimburse the Executive Officer for any amounts necessary to continue the health care coverage under the Company’s group health plans for the Executive Officer and his qualified dependents for a period of up to 18 months following the termination date (the “Post-Employment Health Coverage”);

•	the Company will pay the Executive Officer a prorated annual bonus for the year of termination; and

•	all unvested equity awards held by the Executive Officer at the time of termination that would have vested during the 36-month period following the termination but for the Executive Officer’s termination of employment will immediately vest and become exercisable (if applicable), and all performance goals or other vesting criteria with respect to such awards will be deemed achieved at their target levels; provided, however, that equity awards intended to qualify as “performance-based compensation” under Section 162(m) of the Internal Revenue Code, as amended, will only vest if the performance measures established for those awards are actually attained (unless the termination occurs within the period beginning six months before a change of control and ending on the one-year anniversary of the change of control, in which case all equity awards then held by the Executive Officer will fully vest and all performance goals or other vesting criteria with respect to such awards will be deemed achieved at their target levels).

If the Executive Officer’s employment is terminated upon the Executive Officer’s death or “Disability” (as defined in the Employment Agreements), then the Company will make a lump sum payment to the Executive Officer equal to one times the Executive Officer’s annual base salary as of the termination date and the Company will provide the Executive Officer with the Post-Employment Health Coverage.

The Employment Agreements also contain non-solicitation, non-competition and confidentiality covenants on behalf of the Executive Officers in favor of the Company. In addition, any amounts payable to the Executive Officer under the Employment Agreements will be subject to any “clawback” policy established by the Company from time to time.

Copies of the Employment Agreements are filed as Exhibits 10.1, 10.2, 10.3 and 10.4 to this Current Report on Form 8-K and are incorporated herein by reference. The foregoing descriptions of the Employment Agreements are not complete and are qualified in their entirety by reference to the full text of the Employment Agreements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Executive Employment Agreement, dated as of August 26, 2014, by and between Eclipse Resources Corporation and Benjamin W. Hulburt

10.2	Executive Employment Agreement, dated as of August 26, 2014, by and between Eclipse Resources Corporation and Matthew R. DeNezza

10.3	Executive Employment Agreement, dated as of August 26, 2014, by and between Eclipse Resources Corporation and Christopher K. Hulburt

10.4	Executive Employment Agreement, dated as of August 26, 2014, by and between Eclipse Resources Corporation and Thomas S. Liberatore

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECLIPSE RESOURCES CORPORATION

		By:	/s/ Christopher K. Hulburt
		Name:	Christopher K. Hulburt
		Title:	Executive Vice President, Secretary and General Counsel

Date:	August 29, 2014

Index to Exhibits

Exhibit Number	Description

10.1	Executive Employment Agreement, dated as of August 26, 2014, by and between Eclipse Resources Corporation and Benjamin W. Hulburt

10.2	Executive Employment Agreement, dated as of August 26, 2014, by and between Eclipse Resources Corporation and Matthew R. DeNezza

10.3	Executive Employment Agreement, dated as of August 26, 2014, by and between Eclipse Resources Corporation and Christopher K. Hulburt

10.4	Executive Employment Agreement, dated as of August 26, 2014, by and between Eclipse Resources Corporation and Thomas S. Liberatore